Commitments and Contingencies	12 Months Ended
Jun. 30, 2014
Commitments and Contingencies

18. Commitments and Contingencies

The Company is subject to certain claims and lawsuits arising in the normal course of business, most of which involve claims for personal injury and property damage incurred in connection with its operations. The Company maintains automobile, workers’ compensation and general liability insurance coverage with deductible amounts for each incident that is the financial responsibility of the Company. The Company accrues for estimated deductible amounts when the incident occurs. The Company’s insurance program is designed to minimize the financial risk associated with claims. The primary risks in the Company’s operations are bodily injury and property damage to third parties.

In the opinion of management, uninsured losses related to deductible amounts resulting from the ultimate resolution of these matters will not have a material effect on the Company’s financial position, results of operations or cash flows.

As part of collateral agreements supporting its insurance programs, the Company had $0.9 million of letters of credit outstanding at both June 30, 2014 and 2013 and $0.7 million and $0.6 million of cash deposits at June 30, 2014 and 2013, respectively which are included in other assets on the consolidated balance sheet.

Certain of the Company’s contracts contain performance or surety bond requirements. These bonds are written by certified surety underwriters. For the most recent fiscal year, outstanding performance bonds aggregated $84.1 million. There are no collateral requirements for these surety bonds.